Exhibit 99.1
TEXAS CAPITAL BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
On November 1, 2022, Texas Capital Bank (the "Bank"), a wholly owned subsidiary of Texas Capital Bancshares, Inc. (the "Company"), completed the previously announced sale of BankDirect Capital Finance ("BankDirect"), a wholly owned subsidiary of the Bank, to AFCO Credit Corporation, an indirect wholly-owned subsidiary of Truist Financial Corp.
The unaudited pro forma condensed consolidated financial information is based on our historical consolidated financial statements, and gives effect to the sale of BankDirect in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2022 and the year ended December 31, 2021 give effect to the sale of BankDirect as if it had occurred on January 1, 2021, while the unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 gives effect to the sale of BankDirect as if it had occurred on that day.
The unaudited pro forma condensed consolidated financial statements (i) do not necessarily reflect what the company's financial condition or results of operations would have been had the sale of BankDirect occurred on the dates indicated, (ii) are based upon available information and assumptions that management considers to be reasonable to give effect, on a pro forma basis, to the sale of BankDirect and (iii) are intended for informational purposes only. In addition, the unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of our future consolidated financial performance or results of operations and should be read in conjunction with our audited consolidated financial statements, and notes thereto, included in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our Form 10-Q for the three and nine-months ended September 30, 2022.

TEXAS CAPITAL BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2022
(in thousands)	Historical	Transaction Accounting Adjustments		Pro Forma
Assets
Cash and due from banks	$240,609	$3,393,538	(a)	$3,634,147
Interest bearing cash and cash equivalents	3,399,638	—		3,399,638
Available-for-sale debt securities	2,380,774	—		2,380,774
Held-to-maturity debt securities	955,875	—		955,875
Equity securities	32,973	—		32,973
Investment securities	3,369,622	—		3,369,622
Loans held for sale	3,142,178	(3,137,792)	(b)	4,386
Loans held for investment, mortgage finance	4,908,822	—		4,908,822
Loans held for investment	14,878,959	—		14,878,959
Less: Allowance for credit losses on loans	234,613	—		234,613
Loans held for investment, net	19,553,168	—		19,553,168
Premises and equipment, net	27,180	—		27,180
Accrued interest receivable and other assets	648,172	2,485	(b)	650,657
Other assets held for sale	26,450	(26,450)	(b)	—
Goodwill and intangibles, net	1,496	—		1,496
Total assets	$30,408,513	$231,781		$30,640,294

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$11,494,685	$55,628	(c)	$11,550,313
Interest bearing deposits	13,003,878	—		13,003,878
Total deposits	24,498,563	55,628		24,554,191
Accrued interest payable and other liabilities	316,365	74,542	(d)	390,907
Other liabilities	75,564	(75,564)	(b)	—
Short-term borrowings	1,701,480	—		1,701,480
Long-term debt	930,766	—		930,766
Total liabilities	27,522,738	54,606		27,577,344

Stockholders’ equity:
Preferred stock	300,000	—		300,000
Common stock	509	—		509
Additional paid-in capital	1,020,153	—		1,020,153
Retained earnings	2,050,563	177,175	(e)	2,227,738
Treasury stock	(50,031)	—		(50,031)
Accumulated other comprehensive loss, net of taxes	(435,419)	—		(435,419)
Total stockholders’ equity	2,885,775	177,175		3,062,950
Total liabilities and stockholders’ equity	$30,408,513	$231,781		$30,640,294

TEXAS CAPITAL BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	Nine months ended September 30, 2022				Year ended December 31, 2021
(in thousands except per share data)	Historical	Transaction Accounting Adjustments		Pro Forma	Historical	Transaction Accounting Adjustments		Pro Forma
Interest income
Interest and fees on loans	$688,420	$(87,336)	(f)	$601,084	$820,532	$(95,792)	(f)	$724,740
Investment securities	46,969	—		46,969	42,820	—		42,820
Interest bearing cash and cash equivalents	37,561	—		37,561	13,233	—		13,233
Total interest income	772,950	(87,336)		685,614	876,585	(95,792)		780,793
Interest expense
Deposits	94,513	—		94,513	65,507	—		65,507
Short-term borrowings	15,628	—		15,628	4,613	—		4,613
Long-term debt	34,651	—		34,651	37,628	—		37,628
Total interest expense	144,792	—		144,792	107,748	—		107,748
Net interest income	628,158	(87,336)		540,822	768,837	(95,792)		673,045
Provision for credit losses	32,000	2,965	(f)	34,965	(30,000)	(840)	(f)	(30,840)
Net interest income after provision for credit losses	596,158	(90,301)		505,857	798,837	(94,952)		703,885
Non-interest income
Service charges on deposit accounts	17,726	—		17,726	18,674	—		18,674
Wealth management and trust fee income	11,594	—		11,594	13,173	—		13,173
Brokered loan fees	11,504	—		11,504	27,954	—		27,954
Servicing income	677	—		677	15,513	—		15,513
Investment banking and trading income	23,117	—		23,117	24,441	—		24,441
Net gain/(loss) on sale of loans held for sale	—	—		—	1,317	—		1,317
Other	7,239	(3,380)	(f)	3,859	37,158	(4,350)	(f)	32,808
Gain on disposal	—	236,233	(g)	236,233	—	219,568	(g)	219,568
Total non-interest income	71,857	232,853		304,710	138,230	215,218		353,448
Non-interest expense
Salaries and benefits	333,319	(35,442)	(f)	297,877	350,930	(26,835)	(f)	324,095
Occupancy expense	27,192	(1,837)	(f)	25,355	33,232	(2,491)	(f)	30,741
Marketing	21,765	(543)	(f)	21,222	10,006	(319)	(f)	9,687
Legal and professional	38,365	(352)	(f)	38,013	41,152	(821)	(f)	40,331
Communications and technology	48,819	(724)	(f)	48,095	75,185	(1,084)	(f)	74,101
FDIC insurance assessment	11,252	—		11,252	21,027	—		21,027
Servicing-related expenses	—	—		—	27,765	—		27,765
Other	33,730	(2,316)	(f)	31,414	39,715	(3,891)	(f)	35,824
Total non-interest expense	514,442	(41,214)		473,228	599,012	(35,441)		563,571
Income before income taxes	153,573	183,766		337,339	338,055	155,707		493,762
Income tax expense	38,346	45,794	(h)	84,140	84,116	37,401	(h)	121,517
Net income	115,227	137,972		253,199	253,939	118,306		372,245
Preferred stock dividends	12,938	—		12,938	18,721	—		18,721
Net income available to common stockholders	$102,289	$137,972		$240,261	$235,218	$118,306		$353,524

Basic earnings per common share	$2.03	$2.73		$4.76	$4.65	$2.34		$6.99
Diluted earnings per common share	$2.00	$2.70		$4.70	$4.60	$2.31		$6.91

Weighted average basic common shares	50,506,364	50,506,364		50,506,364	50,580,660	50,580,660		50,580,660
Weighted average diluted common shares	51,090,515	51,090,515		51,090,515	51,140,974	51,140,974		51,140,974

TEXAS CAPITAL BANCSHARES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(1) Basis of Presentation
The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2022 and the year ended December 31, 2021 give effect to the sale of BankDirect as if it had occurred on January 1, 2021, while the unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 gives effect to the sale of BankDirect as if it had occurred on that day.
(2) Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Statements
The following is a summary of the transaction accounting adjustments reflected in the unaudited pro forma condensed consolidated financial statements:
(a) This adjustment reflects the receipt of cash consideration at the closing of the transaction.
(b) This adjustment reflects the elimination of assets and liabilities associated with BankDirect as of September 30, 2022.
(c) This adjustment reflects BankDirect deposit balances held at the Bank as of September 30, 2022 that were previously eliminated in consolidation.
(d) This adjustment reflects accruals for transaction costs and income tax expense recorded at the closing of the transaction.
(e) This adjustment reflects the gain recorded at the closing of the transaction, net of transaction costs and income tax expense.
(f) This adjustment reflects the elimination of revenues and expenses associated with BankDirect for the nine months ended September 30, 2022 and the year ended December 31, 2021.
(g) This adjustment reflects the pre-tax gain recorded at the closing of the transaction, net of transaction costs.
(h) This adjustment reflects the tax impact of the transaction accounting adjustments.
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